Related Party Transactions	11 Months Ended
Dec. 31, 2024
Related Party Transactions [Abstract]
Related Party Transactions

15. Related Party Transactions

Paragon and Paruka each beneficially own less than 5% of the Company’s capital stock through their respective holdings of Company Common Stock.

Fairmount beneficially owns more than 5% of the Company’s capital, currently has one representative appointed to the Board, and beneficially owns more than 5% of Paragon. Fairmount appointed Paragon’s board of directors and has the contractual right to approve the appointment of any executive officers of Paragon.

The following is a summary of related party accounts payable and other current liabilities (in thousands):

December 31, 2024
Paragon reimbursable Option Agreements’ fees	$1,482
Paragon milestone payments for Option Agreement	4,000
Paragon reimbursable other research expenses	515
Paragon reimbursable patent expenses	25
Total	$6,022